Exhibit 99.1

Third Quarter 2011 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s November 2, 2011 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, many of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, our ability to timely lease or re-lease space at current or anticipated rents, future interest rate levels, our ability to complete potential acquisitions and potential dispositions on terms or by the dates currently contemplated, our ability to successfully integrate pending and recent acquisitions, and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2010. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s November 2, 2011 conference call might not occur.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC), a member of the S&P Small Cap 600 Index, is a real estate investment trust active in the premier office and industrial submarkets along the West Coast. The Company owns, develops, acquires and manages real estate assets primarily in the coastal regions of Los Angeles, Orange County, San Diego County, greater Seattle, and the San Francisco Bay Area. As of September 30, 2011, the Company's stabilized portfolio consisted of 105 office buildings and 40 industrial buildings, which encompassed an aggregate of 11.6 million and 3.6 million rentable square feet, respectively, and was 92.8% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200 Los Angeles, CA 90064 (310) 481-8400 Web: www.kilroyrealty.com E-mail: investorrelations@kilroyrealty.com
Edward F. Brennan, Ph.D.		Chris Corpuz	Executive VP, Strategic Initiatives
William P. Dickey		Jeffrey C. Hawken	Executive VP and COO
Scott S. Ingraham		Eli Khouri	Executive VP and CIO
John B. Kilroy, Jr.		Tyler H. Rose	Executive VP and CFO
Dale F. Kinsella		John T. Fucci	Sr. VP, Asset Management
		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP, San Diego
		Justin W. Smart	Sr. VP, Development

Equity Research Coverage

Bank of America Merrill Lynch		JMP Securities
James Feldman	(646) 855-5808	Mitch Germain	(212) 906-3546
Citigroup Investment Research		J.P. Morgan
Michael Bilerman	(212) 816-1383	Anthony Paolone	(212) 622-6682
Cowen and Company		Morgan Stanley
James Sullivan	(646) 562-1380	Chris Caton	(415) 576-2637
Credit Suisse Group		RBC Capital Markets
Andrew Rosivach	(415) 249-7942	Dave Rodgers	(440) 715-2647
Deutsche Bank Securities, Inc.		Robert W. Baird & Company
John N. Perry	(212) 250-4912	David Aubuchon	(314) 863-4235
Green Street Advisors		Stifel, Nicolaus & Company
Michael Knott	(949) 640-8780	John W. Guinee III	(443) 224-1307
ISI Group		UBS Investment Research
Steve Sakwa	(212) 446-9462	Ross T. Nussbaum	(212) 713-2484

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
INCOME ITEMS (Including Discontinued Operations):
Revenues	$97,806	$92,064	$88,125	$82,941	$79,804
Lease Termination Fees	280	280	280	277	186
Net Operating Income (1)	69,525	65,524	61,902	59,804	56,866
Acquisition-related Costs	1,163	1,194	472	624	354
Capitalized Interest and Debt Costs	2,398	2,065	1,979	1,932	2,690
Net Income (Loss) Available to Common Stockholders	10,195	(317)	1,034	1,535	(126)
EBITDA (1)(2)(3)	62,037	56,948	55,054	52,574	49,576
Funds From Operations (1)(4)(5)	33,878	31,643	30,127	29,485	29,690
Funds Available for Distribution (1)(4)(5)	18,854	18,048	19,843	15,919	14,760
Net Income (Loss) Available to Common Stockholders per common share - diluted	$0.17	$(0.01)	$0.01	$0.02	$(0.01)
Funds From Operations per common share - diluted	$0.56	$0.52	$0.55	$0.54	$0.54
Dividends per share	$0.35	$0.35	$0.35	$0.35	$0.35
RATIOS (Including Discontinued Operations):
Operating Margins	71.1%	71.2%	70.2%	72.1%	71.3%
Interest Coverage Ratio (6)	2.7x	2.9x	2.9x	3.1x	3.4x
Fixed Charge Coverage Ratio (7)	2.3x	2.4x	2.4x	2.5x	2.7x
FFO Payout Ratio (8)	62.2%	66.6%	62.9%	64.2%	63.7%
FAD Payout Ratio (9)	111.7%	116.7%	95.5%	118.9%	128.0%

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
ASSETS:
Real Estate Held for Investment before Depreciation	$3,748,262	$3,652,846	$3,266,197	$3,216,871	$2,964,429
Total Assets	3,367,684	3,264,787	2,841,933	2,816,565	2,535,684
CAPITALIZATION:
Total Debt (10)	$1,776,900	$1,698,791	$1,482,553	$1,451,152	$1,174,421
Total Preferred Equity and Noncontrolling Interests (10)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (10)	1,883,714	2,376,609	2,102,354	1,972,035	1,791,973
Total Market Capitalization (10)	3,862,114	4,276,900	3,786,407	3,624,687	3,167,894
Total Debt / Total Market Capitalization (10)	46.0%	39.6%	39.2%	40.2%	37.1%
Total Debt and Preferred / Total Market Capitalization (10)	51.1%	44.3%	44.6%	45.8%	43.5%

(1)	Please refer to pages 31 and 32 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.

(2)	Please refer to page 34 for a reconciliation of GAAP Net Income (Loss) Available to Common Stockholders to EBITDA.

(3)	EBITDA for all periods presented includes the impact of acquisition-related expenses.

(4)	Please refer to page 6 for a reconciliation of GAAP Net Income (Loss) Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.

(5)	Reported amounts are attributable to common stockholders and common unitholders.

(6)	Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts).

(7)
Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts), current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.

(9)
Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.

(10)	See “Capital Structure” on page 27.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

High Price	$41.58	$41.94	$39.24	$36.72	$34.39
Low Price	$30.01	$38.04	$36.61	$32.64	$27.54
Closing Price	$31.30	$39.49	$38.83	$36.47	$33.14

Dividends per share - annualized	$1.40	$1.40	$1.40	$1.40	$1.40

Closing common shares (in 000's) (1)	58,464	58,464	52,419	52,350	52,350
Closing common partnership units (in 000's) (1)	1,718	1,718	1,723	1,723	1,723
	60,182	60,182	54,142	54,073	54,073

(1)	As of the end of the period.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Consolidated Balance Sheets
(unaudited, $ in thousands)

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
ASSETS:
Land and improvements	$537,973	$528,082	$498,963	$491,333	$432,289
Buildings and improvements	2,881,504	2,820,766	2,470,989	2,435,173	2,245,618
Undeveloped land and construction in progress	328,785	303,998	296,245	290,365	286,522
Total real estate held for investment	3,748,262	3,652,846	3,266,197	3,216,871	2,964,429
Accumulated depreciation and amortization	(732,162)	(720,864)	(695,548)	(672,429)	(652,675)
Total real estate assets, net	3,016,100	2,931,982	2,570,649	2,544,442	2,311,754

Cash and cash equivalents	15,481	25,412	6,708	14,840	8,313
Restricted cash (1)	25,436	1,349	1,899	1,461	3,265
Marketable securities	5,213	5,654	5,425	4,902	4,481
Current receivables, net	6,860	4,732	4,816	6,258	4,055
Deferred rent receivables, net	103,668	97,958	93,392	89,052	83,563
Deferred leasing costs and acquisition-related intangible assets, net	155,757	153,231	129,578	131,066	96,691
Deferred financing costs, net	19,638	18,910	15,742	16,447	14,574
Prepaid expenses and other assets, net	19,531	25,559	13,724	8,097	8,988
TOTAL ASSETS	$3,367,684	$3,264,787	$2,841,933	$2,816,565	$2,535,684

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt, net	$473,997	$475,820	$446,539	$313,009	$315,150
Exchangeable senior notes, net	305,115	303,374	301,652	299,964	298,295
Unsecured senior notes, net	980,487	655,929	655,866	655,803	330,941
Unsecured line of credit	—	245,000	57,000	159,000	205,000
Accounts payable, accrued expenses and other liabilities	93,050	66,664	78,847	68,525	66,814
Accrued distributions	22,565	22,563	20,443	20,385	20,383
Deferred revenue and acquisition-related intangible liabilities, net	95,120	90,149	78,992	79,322	68,251
Rents received in advance and tenant security deposits	29,369	28,117	26,433	29,189	23,776
Total liabilities	1,999,703	1,887,616	1,665,772	1,625,197	1,328,610
Noncontrolling Interest:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders' Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	585	585	524	523	523
Additional paid-in capital	1,435,580	1,433,951	1,214,463	1,211,498	1,209,673
Distributions in excess of earnings	(296,476)	(285,916)	(264,848)	(247,252)	(230,215)
Total stockholders' equity	1,261,271	1,270,202	1,071,721	1,086,351	1,101,563
Noncontrolling Interest
Common units of the Operating Partnership	33,072	33,331	30,802	31,379	31,873
Total equity	1,294,343	1,303,533	1,102,523	1,117,730	1,133,436
TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$3,367,684	$3,264,787	$2,841,933	$2,816,565	$2,535,684

(1)As of September 30, 2011, $23.3 million of net proceeds from the sale of two office buildings are temporarily being held at a qualified intermediary for the purposes of facilitating a potential 1031 tax deferred property exchange. See page 24 "2011 Dispositions."

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
Rental income	$89,306	$72,135	23.8%	$252,102	$196,883	28.0%
Tenant reimbursements	7,683	6,156	24.8%	21,469	18,261	17.6%
Other property income	348	985	(64.7)%	2,863	2,325	23.1%
Total revenues	97,337	79,276	22.8%	276,434	217,469	27.1%
EXPENSES:
Property expenses	19,361	15,802	22.5%	54,548	42,255	29.1%
Real estate taxes	8,360	7,582	10.3%	24,878	20,035	24.2%
Provision for bad debts	(5)	(857)	99.4%	141	(843)	116.7%
Ground leases	503	336	49.7%	1,266	648	95.4%
General and administrative expenses(1)	6,355	7,273	(12.6)%	20,355	21,096	(3.5)%
Acquisition-related expenses	1,163	354	228.5%	2,829	1,624	74.2%
Depreciation and amortization	36,152	29,951	20.7%	97,513	74,405	31.1%
Total expenses	71,889	60,441	18.9%	201,530	159,220	26.6%
OTHER (EXPENSES) INCOME:
Interest income and other net investment gains	30	337	(91.1)%	272	703	(61.3)%
Interest expense	(24,051)	(15,853)	51.7%	(66,155)	(40,897)	61.8%
Loss on early extinguishment of debt	—	—	0.0%	—	(4,564)	(100.0)%
Total other (expenses) income	(24,021)	(15,516)	54.8%	(65,883)	(44,758)	47.2%
INCOME FROM CONTINUING OPERATIONS	1,427	3,319	(57.0)%	9,021	13,491	(33.1)%
DISCONTINUED OPERATIONS:
Net income from discontinued operations	308	350	(12.0)%	1,053	1,011	4.2%
Net gain on dispositions of discontinued operations	12,555	—	100.0%	12,555	—	100.0%
Total income from discontinued operations	12,863	350	3,575.1%	13,608	1,011	1,246.0%
NET INCOME	14,290	3,669	289.5%	22,629	14,502	56.0%
Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(296)	4	7,500.0%	(320)	(128)	150.0%
NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	13,994	3,673	281.0%	22,309	14,374	55.2%
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	0.0%	(4,191)	(4,191)	0.0%
Preferred dividends	(2,402)	(2,402)	0.0%	(7,206)	(7,206)	0.0%
Total preferred distributions and dividends	(3,799)	(3,799)	0.0%	(11,397)	(11,397)	0.0%
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$10,195	$(126)	8,191.3%	$10,912	$2,977	266.5%
Weighted average common shares outstanding - basic	58,355	52,274	11.6%	56,136	48,562	15.6%
Weighted average common shares outstanding - diluted	58,355	52,274	11.6%	56,136	48,565	15.6%
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net income (loss) available to common stockholders per share - basic	$0.17	$(0.01)	1,800.0%	$0.18	$0.04	350.0%
Net income (loss) available to common stockholders per share - diluted	$0.17	$(0.01)	1,800.0%	$0.18	$0.04	350.0%

(1) For the three months ended September 30, 2011, general and administrative expenses was reduced by a $0.5 million mark to market adjustment related to our deferred compensation plan liability. This reduction was offset by a related reduction in interest income and other net investment gains resulting from the mark to market of the marketable securities held for our deferred compensation plan.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
FUNDS FROM OPERATIONS: (1)
Net income (loss) available to common stockholders	$10,195	$(126)	8,191.3%	$10,912	$2,977	266.5%
Adjustments:
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	296	(4)	7,500.0%	320	128	150.0%
Depreciation and amortization of real estate assets	35,942	29,820	20.5%	96,971	74,049	31.0%
Net gain on dispositions of discontinued operations	(12,555)	—	100.0%	(12,555)	—	100.0%
Funds From Operations (2)	$33,878	$29,690	14.1%	$95,648	$77,154	24.0%
Weighted average common shares/units outstanding - basic (3)	61,015	54,778	11.4%	58,774	51,106	15.0%
Weighted average common shares/units outstanding - diluted (3)	61,017	54,782	11.4%	58,961	51,109	15.4%
FFO per common share/unit - basic (2)	$0.56	$0.54	2.4%	$1.63	$1.51	7.8%
FFO per common share/unit - diluted (2)	$0.56	$0.54	2.4%	$1.62	$1.51	7.5%
FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations (2)	$33,878	$29,690	14.1%	$95,648	$77,154	24.0%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(9,755)	(15,077)	(35.3)%	(28,888)	(40,995)	(29.5)%
Amortization of deferred revenue related to tenant improvements (4)	(2,337)	(2,333)	0.2%	(7,005)	(7,108)	(1.4)%
Net effect of straight-line rents (5)	(6,919)	(3,071)	125.3%	(15,825)	(8,491)	86.4%
Amortization of other deferred revenue, net (6)	(74)	284	(126.1)%	(311)	83	(474.7)%
Amortization of net above market rents (7)	121	664	(81.8)%	1,519	696	118.2%
Noncash amortization of exchangeable debt discount, net (8)	1,470	1,284	14.5%	4,364	4,763	(8.4)%
Noncash loss on early extinguishment of debt	—	—	0.0%	—	4,564	(100.0)%
Amortization of deferred financing costs and debt discounts/premiums	1,344	1,510	(11.0)%	3,878	3,252	19.2%
Noncash amortization of share-based compensation awards	1,126	1,809	(37.8)%	3,365	5,328	(36.8)%
Funds Available for Distribution (2)	$18,854	$14,760	27.7%	$56,745	$39,246	44.6%

(1)	See page 32 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)
Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)
Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(6)
Represents amortization of deferred revenue related to cash received prior to or during the revenue recognition period in connection with tenants' contractual lease obligations, net of such amounts received.

(7)	Represents the adjustment related to the acquisition of buildings with above and/or below market rents.

(8)	Represents the amortization of the noncash debt discounts on the Company's exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Same Store Analysis (1)
(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)(2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
Total Same Store Portfolio
Number of properties	126	126		126	126
Square Feet	11,629,603	11,629,603		11,629,603	11,629,603
Percent of Stabilized Portfolio	76.6%	89.4%		76.6%	89.4%
Average Occupancy	92.3%	86.0%		91.5%	84.7%
Operating Revenues:
Rental income	$62,578	$60,036	4.2%	$185,913	$177,726	4.6%
Tenant reimbursements	5,038	5,692	(11.5)%	16,058	16,696	(3.8)%
Other property income	328	799	(58.9)%	2,767	1,938	42.8%
Total operating revenues	67,944	66,527	2.1%	204,738	196,360	4.3%
Operating Expenses:
Property expenses	12,364	12,444	(0.6)%	37,215	36,652	1.5%
Real estate taxes	5,143	5,867	(12.3)%	16,536	16,981	(2.6)%
Provision for bad debts	(5)	(857)	99.4%	141	(843)	116.7%
Ground leases	274	300	(8.7)%	906	673	34.6%
Total operating expenses	17,776	17,754	0.1%	54,798	53,463	2.5%
GAAP Net Operating Income	$50,168	$48,773	2.9%	$149,940	$142,897	4.9%

Same Store Analysis (Cash Basis) (2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
Total operating revenues	$62,191	$63,189	(1.6)%	$188,000	$182,907	2.8%
Total operating expenses	17,781	18,611	(4.5)%	54,657	54,306	0.6%
Cash Net Operating Income	$44,410	$44,578	(0.4)%	$133,343	$128,601	3.7%

(1)	Same store defined as all stabilized properties owned as of January 1, 2010 and still owned and in the stabilized portfolio as of September 30, 2011.

(2)	Please refer to page 33 for a reconciliation of the Same Store measures on this page to Net Income (Loss) Available to Common Stockholders.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown				Occupancy at: (1)
	# of Buildings	Year-to-Date NOI (2)	Sq. Ft.	Total Square Feet		9/30/2011	6/30/2011	12/31/2010
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles and Ventura Counties	28	19.4%	19.6%	2,976,006		84.1%	82.9%	89.3%
San Diego County	61	51.0%	35.8%	5,435,280		92.6%	88.4%	86.4%
Orange County	5	3.9%	3.6%	540,656		91.4%	92.5%	93.1%
San Francisco Bay Area	5	12.4%	11.4%	1,731,805		95.4%	93.1%	84.3%
Greater Seattle	6	4.9%	5.9%	890,497		90.2%	90.4%	100.0%
Subtotal	105	91.6%	76.3%	11,574,244		90.6%	87.9%	87.5%
Industrial:
Los Angeles County	1	1.2%	1.3%	192,053		100.0%	100.0%	100.0%
Orange County	39	7.2%	22.4%	3,413,354		100.0%	97.4%	93.5%
Subtotal	40	8.4%	23.7%	3,605,407		100.0%	97.6%	93.9%
OCCUPANCY BY REGION:
Los Angeles and Ventura Counties	29	20.6%	20.9%	3,168,059		85.1%	84.0%	89.9%
San Diego County	61	51.0%	35.8%	5,435,280	5,362,398	92.6%	88.4%	86.4%
Orange County	44	11.1%	26.0%	3,954,010		98.8%	96.7%	93.5%
San Francisco Bay Area	5	12.4%	11.4%	1,731,805		95.4%	93.1%	84.3%
Greater Seattle	6	4.9%	5.9%	890,497		90.2%	90.4%	100.0%
TOTAL STABILIZED PORTFOLIO	145	100.0%	100.0%	15,179,651		92.8%	90.2%	89.1%

Average Occupancy - Stabilized Portfolio				Average Occupancy - Same Store Portfolio
	Office	Industrial	Total		Office	Industrial	Total
Quarter-to-Date	90.1%	98.4%	92.1%	Quarter-to-Date	89.4%	98.4%	92.3%
Year-to-Date	89.0%	96.6%	90.8%	Year-to-Date	89.2%	96.6%	91.5%

(1)	Occupancy percentages reported are based on the Company's stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income and discontinued operations.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Los Angeles and Ventura, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	84.4%
24025 Park Sorrento	Calabasas	102,264	95.7%
26541 Agoura Road	Calabasas	90,156	100.0%
5151 Camino Ruiz	Camarillo	187,861	0.0%
5153 Camino Ruiz	Camarillo	38,655	51.7%
5155 Camino Ruiz	Camarillo	38,856	51.4%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	97.6%
909 N. Sepulveda Boulevard	El Segundo	241,607	91.8%
999 N. Sepulveda Boulevard	El Segundo	128,504	86.9%
3750 Kilroy Airport Way	Long Beach	10,457	86.1%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	86.1%
3800 Kilroy Airport Way	Long Beach	192,476	93.6%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	91.8%
12100 W. Olympic Boulevard	Los Angeles	150,167	65.1%
12200 W. Olympic Boulevard	Los Angeles	150,302	99.7%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	102,864	54.3%
3130 Wilshire Boulevard	Santa Monica	88,339	91.2%
501 Santa Monica Boulevard	Santa Monica	73,115	92.7%
2829 Townsgate Road	Thousand Oaks	81,067	88.8%
Total Los Angeles and Ventura Counties Office		2,976,006	84.1%
.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	97.8%
12235 El Camino Real	Del Mar	54,673	90.4%
12340 El Camino Real	Del Mar	87,405	86.9%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	100.0%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Center Drive	Del Mar	52,375	79.0%
3611 Valley Center Drive	Del Mar	130,178	95.6%
3661 Valley Center Drive	Del Mar	129,752	99.4%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	100.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	100.0%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	46.4%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	63.5%
15445 Innovation Drive	I-15 Corridor	51,500	100.0%
13280 Evening Creek Drive South	I-15 Corridor	42,971	39.2%
13290 Evening Creek Drive South	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13520 Evening Creek Drive North	I-15 Corridor	141,368	89.9%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California (Continued)
2355 Northside Drive	Mission Valley	50,425	85.4%
2365 Northside Drive	Mission Valley	91,260	82.4%
2375 Northside Drive	Mission Valley	48,949	68.7%
2385 Northside Drive	Mission Valley	88,795	76.3%
2305 Historic Decatur Road	Point Loma	103,900	95.4%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	44.2%
4921 Directors Place	Sorrento Mesa	56,136	100.0%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	0.0%
10770 Wateridge Circle	Sorrento Mesa	174,310	97.5%
10243 Genetic Center Drive	Sorrento Mesa	102,875	100.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	75,783	100.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	100.0%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%
Total San Diego County Office		5,435,280	92.6%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	79.8%
8101 Kaiser Boulevard	Anaheim	59,790	96.5%
2211 Michelson Drive	Irvine	271,556	92.3%
111 Pacifica	Irvine Spectrum	67,496	78.2%
999 Town & Country	Orange	98,551	100.0%
Total Orange County Office		540,656	91.4%

San Francisco Bay Area, California
303 Second Street	San Francisco	734,035	98.0%
100 First Street	San Francisco	466,490	94.3%
250 Brannan Street	San Francisco	92,948	100.0%
201 Third Street	San Francisco	311,545	90.3%
4040 Civic Center	San Rafael	126,787	93.1%
Total San Francisco Bay Area Office		1,731,805	95.4%

Greater Seattle, Washington
601 108th Avenue NE	Bellevue	488,470	88.1%
10220 NE Points Drive	Kirkland	49,851	89.5%
10230 NE Points Drive	Kirkland	98,982	83.6%
10210 NE Points Drive	Kirkland	84,641	90.8%
3933 Lake Washington Blvd NE	Kirkland	46,450	100.0%
15050 NE 36th Street	Redmond	122,103	100.0%
Total Greater Seattle Office		890,497	90.2%

Total Office		11,574,244	90.6%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%
Total Los Angeles County Industrial		192,053	100.0%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Street	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	100.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	100.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	100.0%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	67,500	100.0%
1201 N. Miller Street	Anaheim	119,612	100.0%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,700	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	100.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681/12691 Pala Drive	Garden Grove	84,700	100.0%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California (Continued)
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	100.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%
Total Orange County Industrial		3,413,354	100.0%

Total Industrial		3,605,407	100.0%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Submarket Statistics as of September 30, 2011

	Market	Market	KRC	KRC
	Direct	Total	Percentage	Percentage
Submarket	Vacancy (1)	Vacancy (1)	Occupied	Leased
SAN DIEGO

Del Mar	13.5%	17.4%	97.7%	97.7%

Sorrento Mesa
Two- Three Story Corporate	8.1%	8.4%	95.1%	95.1%

University Towne Center / Governor Park
Two- Three Story Corporate	16.0%	22.8%	89.5%	89.5%

I-15 Corridor
Class A Office Market	15.3%	15.8%	96.8%	96.8%
Two- Three Story Corporate	15.8%	16.9%	79.6%	79.6%

Mission Valley	17.7%	18.2%	78.6%	79.9%

Point Loma	11.8%	11.8%	95.4%	95.4%
ORANGE COUNTY

Office	15.6%	19.4%	91.4%	92.7%
Industrial	5.0%	8.5%	100.0%	100.0%
LOS ANGELES

Westside	14.8%	17.9%	83.6%	92.7%

El Segundo (Class A)	22.5%	23.5%	94.4%	95.3%

Long Beach Airport (Class A)	12.9%	14.1%	92.8%	92.8%

101 Corridor (Class A)	18.2%	19.3%	60.9%	62.0%
SAN FRANCISCO BAY AREA

South Financial District	10.7%	11.0%	95.6%	95.6%

Marin County	14.5%	18.1%	93.1%	93.1%
GREATER SEATTLE
Eastside	15.0%	15.9%	90.2%	90.2%

TOTAL			92.8%	93.4%

(1) Market direct and market total vacancy data was obtained from market research data from third parties.  Kilroy Realty Corporation uses market research data from third parties to analyze the current and projected real estate fundamentals in each of its existing submarkets as well as potential acquisition submarkets. Recent market research data from third parties suggests improvement in real estate fundamentals in each of Kilroy
Realty's primary submarkets over the next few years. Please note that Kilroy Realty Corporation does not verify the market research data from third parties and further that such data does not represent views or forecasts of Kilroy Realty Corporation or its management.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Lease Commencement Information

For Leases That Commenced During the Three Months Ended September 30, 2011

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq. Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	19	15	251,372	157,432	$21.48	$0.22	(3.5)%	(5.7)%	81.7%	107
Industrial	3	5	88,200	193,665	8.85	0.11	(18.9)%	(28.9)%	100.0%	62
Total	22	20	339,572	351,097	$16.05	$0.19	(9.3)%	(14.1)%	90.9%	87

For Leases That Commenced During the Nine Months Ended September 30, 2011

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq. Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	56	32	618,821	276,761	$26.91	$0.48	(7.7)%	(11.4)%	40.6%	84
Industrial	8	7	233,470	285,431	7.74	0.36	(18.5)%	(27.7)%	97.9%	72
Total	64	39	852,291	562,192	$18.63	$0.45	(10.7)%	(15.7)%	57.8%	79

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)
Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(5)
Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures
($ in thousands)

1st Generation (Nonrecurring) Capital Expenditures(1):
	Q1 2011	Q2 2011	Q3 2011	YTD 2011
Capital Improvements	$1,347	$3,812	$4,629	$9,788
Tenant Improvements & Leasing Commissions	3,488	2,210	758	6,456

Total	$4,835	$6,022	$5,387	$16,244

2nd Generation (Recurring) Capital Expenditures:
	Q1 2011	Q2 2011	Q3 2011	YTD 2011
Capital Improvements
Office	$1,335	$1,372	$2,249	$4,956
Industrial	236	660	399	1,295
	1,571	2,032	2,648	6,251
Tenant Improvements & Leasing Commissions (2)
Office	5,590	7,167	5,968	18,725
Industrial	810	1,963	1,139	3,912
	6,400	9,130	7,107	22,637
Total
Office	6,925	8,539	8,217	23,681
Industrial	1,046	2,623	1,538	5,207
	$7,971	$11,162	$9,755	$28,888

(1) We generally categorize capital expenditures for newly acquired space, newly developed space, or change in use as 1st Generation. These costs are not subtracted in our calculation of Funds Available for Distribution.
  (2) Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Lease Expiration Summary Schedule (1)
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2011	8	66,433	0.5%	$1,351	0.4%	$20.34
2012	79	790,207	5.6%	22,021	6.5%	27.87
2013	87	1,149,860	8.3%	32,839	9.6%	28.56
2014	86	1,398,332	10.1%	38,133	11.1%	27.27
2015	123	1,993,201	14.3%	61,115	17.9%	30.66
2016	55	644,833	4.6%	15,855	4.6%	24.59
2017	42	1,453,362	10.5%	42,947	12.5%	29.55
2018	18	835,526	6.0%	35,437	10.4%	42.41
2019	19	577,175	4.2%	20,283	5.9%	35.14
2020	14	577,961	4.2%	16,586	4.8%	28.70
2021 and beyond	20	812,697	5.9%	28,725	8.4%	35.35
Subtotal	551	10,299,587	74.2%	$315,292	92.1%	$30.61
INDUSTRIAL:
Remainder of 2011	—	—	—	—	—	—
2012	9	354,994	2.6%	2,491	0.7%	7.02
2013	10	665,357	4.8%	4,857	1.4%	7.30
2014	19	574,386	4.1%	4,604	1.3%	8.02
2015	11	655,351	4.7%	4,314	1.3%	6.58
2016	5	139,845	1.0%	825	0.2%	5.90
2017	4	149,482	1.0%	888	0.3%	5.94
2018	3	186,878	1.4%	1,189	0.4%	6.36
2019	3	196,910	1.4%	1,664	0.5%	8.45
2020	1	50,842	0.3%	577	0.2%	11.35
2021 and beyond	5	631,186	4.5%	5,677	1.6%	8.99
Subtotal	70	3,605,231	25.8%	$27,086	7.9%	$7.51
TOTAL PORTFOLIO:
Remainder of 2011	8	66,433	0.5%	$1,351	0.4%	$20.34
2012	88	1,145,201	8.2%	24,512	7.2%	21.40
2013	97	1,815,217	13.1%	37,696	11.0%	20.77
2014	105	1,972,718	14.2%	42,737	12.5%	21.66
2015	134	2,648,552	19.0%	65,429	19.1%	24.70
2016	60	784,678	5.6%	16,680	4.9%	21.26
2017	46	1,602,844	11.5%	43,835	12.8%	27.35
2018	21	1,022,404	7.4%	36,626	10.7%	35.82
2019	22	774,085	5.6%	21,947	6.4%	28.35
2020	15	628,803	4.5%	17,163	5.0%	27.29
2021 and beyond	25	1,443,883	10.4%	34,402	10.0%	23.83
Total	621	13,904,818	100.0%	$342,378	100.0%	$24.62

(1)
The information presented for all lease expiration activity reflects leasing activity through September 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2011.

(2)
Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue.  Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	Los Angeles/Ventura Counties						Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2011	6	62,567	0.4%	$1,297	0.4%	$20.73	—	—	—	—	—	—
2012	43	188,830	1.4%	6,034	1.8%	31.95	12	26,886	0.2%	657	0.2%	24.44
2013	36	375,616	2.7%	9,858	2.9%	26.24	11	46,987	0.3%	1,333	0.4%	28.37
2014	43	615,672	4.4%	17,096	5.0%	27.77	14	75,656	0.5%	2,157	0.6%	28.51
2015	32	326,761	2.3%	10,143	3.0%	31.04	10	68,173	0.5%	1,646	0.5%	24.14
2016	26	167,411	1.2%	5,031	1.5%	30.05	7	25,837	0.2%	705	0.2%	27.29
2017	16	219,478	1.6%	7,326	2.1%	33.38	4	59,769	0.4%	2,466	0.7%	41.26
2018	2	33,363	0.2%	1,149	0.3%	34.44	2	106,935	0.8%	3,307	1.0%	30.93
2019	3	185,555	1.3%	6,825	2.0%	36.78	1	61,885	0.4%	2,775	0.8%	44.84
2020	2	41,284	0.3%	937	0.3%	22.70	1	13,397	0.1%	438	0.1%	32.69
2021 and beyond	4	155,661	1.1%	4,346	1.3%	27.92	—	—	—	—	—	—
Subtotal	213	2,372,198	16.9%	$70,042	20.6%	$29.53	62	485,525	3.4%	$15,484	4.5%	$31.89
INDUSTRIAL:
Remainder of 2011	—	—	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	9	354,994	2.6%	2,491	0.7%	7.02
2013	—	—	—	—	—	—	10	665,357	4.8%	4,857	1.4%	7.30
2014	—	—	—	—	—	—	19	574,386	4.1%	4,604	1.3%	8.02
2015	—	—	—	—	—	—	11	655,351	4.7%	4,314	1.3%	6.58
2016	—	—	—	—	—	—	5	139,845	1.0%	825	0.2%	5.90
2017	—	—	—	—	—	—	4	149,482	1.1%	888	0.3%	5.94
2018	—	—	—	—	—	—	3	186,878	1.3%	1,189	0.3%	6.36
2019	—	—	—	—	—	—	3	196,910	1.4%	1,664	0.5%	8.45
2020	—	—	—	—	—	—	1	50,842	0.4%	577	0.2%	11.35
2021 and beyond	1	192,053	1.4%	3,638	1.1%	18.94	4	439,133	3.2%	2,039	0.6%	4.64
Subtotal	1	192,053	1.4%	$3,638	1.1%	$18.94	69	3,413,178	24.6%	$23,448	6.8%	$6.87
TOTAL PORTFOLIO:
Remainder of 2011	6	62,567	0.4%	$1,297	0.4%	$20.73	—	—	—	—	—	—
2012	43	188,830	1.4%	6,034	1.8%	31.95	21	381,880	2.7%	3,148	0.9%	8.24
2013	36	375,616	2.7%	9,858	2.9%	26.24	21	712,344	5.1%	6,190	1.8%	8.69
2014	43	615,672	4.4%	17,096	5.0%	27.77	33	650,042	4.7%	6,761	2.0%	10.40
2015	32	326,761	2.3%	10,143	3.0%	31.04	21	723,524	5.2%	5,960	1.7%	8.24
2016	26	167,411	1.2%	5,031	1.6%	30.05	12	165,682	1.2%	1,530	0.4%	9.23
2017	16	219,478	1.6%	7,326	2.1%	33.38	8	209,251	1.5%	3,354	1.0%	16.03
2018	2	33,363	0.2%	1,149	0.3%	34.44	5	293,813	2.1%	4,496	1.3%	15.30
2019	3	185,555	1.3%	6,825	2.0%	36.78	4	258,795	1.8%	4,439	1.3%	17.15
2020	2	41,284	0.3%	937	0.3%	22.70	2	64,239	0.5%	1,015	0.3%	15.80
2021 and beyond	5	347,714	2.5%	7,984	2.3%	22.96	4	439,133	3.2%	2,039	0.6%	4.64
Total	214	2,564,251	18.3%	$73,680	21.7%	$28.73	131	3,898,703	28.0%	$38,932	11.3%	$9.99

(1)
The information presented for all lease expiration activity reflects leasing activity through September 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2011.

(2)
Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue.  Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	San Diego						San Francisco Bay Area
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE TOTAL:
Remainder of 2011	—	—	—	—	—	—	1	750	0.0%	$31	0.0%	$41.33
2012	13	465,233	3.3%	12,283	3.6%	26.40	7	56,633	0.4%	1,875	0.5%	33.11
2013	12	312,463	2.2%	7,458	2.2%	23.87	20	273,152	2.0%	10,243	3.0%	37.50
2014	13	480,026	3.5%	10,874	3.2%	22.65	11	186,438	1.3%	6,889	2.0%	36.95
2015	21	637,509	4.6%	15,671	4.6%	24.58	37	589,988	4.2%	23,784	6.9%	40.31
2016	15	345,214	2.5%	6,662	1.9%	19.30	3	32,394	0.2%	1,563	0.5%	48.25
2017	17	1,138,372	8.2%	31,958	9.3%	28.07	3	23,394	0.2%	887	0.3%	37.92
2018	11	635,304	4.6%	29,166	8.5%	45.91	1	11,046	0.1%	444	0.1%	40.20
2019	4	121,586	0.9%	3,843	1.1%	31.61	8	167,841	1.2%	5,722	1.7%	34.09
2020	7	350,174	2.5%	10,678	3.1%	30.49	4	173,106	1.2%	4,533	1.3%	26.19
2021 and beyond	7	525,970	3.8%	20,213	5.9%	38.43	7	120,297	0.9%	3,893	1.1%	32.36
Total	120	5,011,851	36.1%	$148,806	43.4%	$29.69	102	1,635,039	11.7%	$59,864	17.4%	$36.61

	Greater Seattle
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE TOTAL:
Remainder of 2011	1	3,116	0.0%	$23	0.0%	$7.38
2012	4	52,625	0.4%	1,172	0.3%	22.27
2013	8	141,642	1.0%	3,947	1.2%	27.87
2014	5	40,540	0.3%	1,117	0.3%	27.55
2015	23	370,770	2.7%	9,871	2.9%	26.62
2016	4	73,977	0.5%	1,894	0.6%	25.60
2017	2	12,349	0.1%	310	0.1%	25.10
2018	2	48,878	0.4%	1,371	0.4%	28.05
2019	3	40,308	0.3%	1,118	0.3%	27.74
2020	—	—	—	—	—	—
2021 and beyond	2	10,769	0.1%	273	0.1%	25.35
Total	54	794,974	5.8%	$21,096	6.2%	$26.54

(1)
The information presented for all lease expiration activity reflects leasing activity through September 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2011.

(2)
Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue.  Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Quarterly Lease Expirations for 2011 and 2012(1)
($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of Q4 2011	8	66,433	0.5%	$1,351	0.4%	$20.34

Q1 2012	20	214,512	1.5%	$5,769	1.7%	$26.89
Q2 2012	24	313,765	2.2%	8,717	2.6%	27.78
Q3 2012	16	168,171	1.2%	4,391	1.3%	26.11
Q4 2012	19	93,759	0.7%	3,144	0.9%	33.53

Subtotal 2012	79	790,207	5.6%	$22,021	6.5%	$27.87

INDUSTRIAL:
Remainder of Q4 2011	—	—	—	—	—	—

Q1 2012	2	114,861	0.9%	$1,012	0.3%	$8.81
Q2 2012	1	12,000	0.1%	128	0.0%	10.67
Q3 2012	3	60,000	0.4%	380	0.1%	6.33
Q4 2012	3	168,133	1.2%	971	0.3%	5.78

Subtotal 2012	9	354,994	2.6%	$2,491	0.7%	$7.02

TOTAL PORTFOLIO:
Remainder of Q4 2011	8	66,433	0.5%	$1,351	0.4%	$20.34

Q1 2012	22	329,373	2.4%	$6,781	2.0%	$20.59
Q2 2012	25	325,765	2.3%	8,845	2.6%	27.15
Q3 2012	19	228,171	1.6%	4,771	1.4%	20.91
Q4 2012	22	261,892	1.9%	4,115	1.2%	15.71

Subtotal 2012	88	1,145,201	8.2%	$24,512	7.2%	$21.40

(1)
The information presented reflects leasing activity through September 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2011.

(2)
Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue.  Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Top Fifteen Tenants (1)
($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenue (2)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenue (2)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,126	536,812	4.4%	3.5%
Bridgepoint Education, Inc.	Office	15,099	317,678	4.4%	2.1%
Scripps Health	Office	12,562	262,868	3.7%	1.7%
Delta Dental of California	Office	10,832	249,115	3.2%	1.6%
CareFusion Corporation (3)	Office	10,087	459,709	3.0%	3.0%
DIRECTV, Inc.	Office	8,956	329,339	2.6%	2.2%
AMN Healthcare, Inc.	Office	8,192	175,672	2.4%	1.2%
Wells Fargo (3)	Office	7,586	221,249	2.2%	1.5%
Hewlett-Packard Company	Office	6,187	171,921	1.8%	1.1%
Fish & Richardson P.C.	Office	6,071	139,538	1.8%	0.9%
BP Biofuels North America LLC	Office	5,128	136,908	1.5%	0.9%
Epson America, Inc.	Office	4,915	136,026	1.4%	0.9%
Avnet, Inc.	Office	4,163	132,929	1.2%	0.9%
Scan Health Plan (3)	Office	4,075	140,538	1.2%	0.9%
Mitchell International, Inc.	Office	3,775	141,214	1.1%	0.9%

Total Top Fifteen Tenants		$122,754	3,551,516	35.9%	23.3%

(1)	The information presented is as of the date of this filing.

(2)
Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of September 30, 2011.

(3)	The Company has entered into leases with various affiliates of the tenant name listed above.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

2011 Acquisitions
($ in millions)

COMPLETED ACQUISITIONS (1)
	City/Submarket	Type	Month of Acquisition	No. of Buildings	Rentable Square Feet	Purchase Price
Property
1st Quarter:
250 Brannan Street	South Financial District	Office	January	1	92,948	$33.0
San Francisco, CA

2nd Quarter:
10210, 10220, and 10230 NE Points Drive; 3933 Lake Washington Boulevard NE	Kirkland	Office	April	4	279,924	100.1
Kirkland, WA

10770 Wateridge Circle	Sorrento Mesa	Office	May	1	174,310	32.7
San Diego, CA

601 108th Avenue N.E.	Bellevue	Office	June	1	488,470	215.0
Bellevue, WA

4040 Civic Center Drive	San Rafael	Office	June	1	126,787	32.2
San Rafael, CA

3rd Quarter:
201 Third Street	South Financial District	Office	September	1	311,545	103.3
San Francisco, CA

TOTAL				9	1,473,984	$516.3

(1) These properties were added to the Company's stabilized portfolio upon acquisition.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

2011 Dispositions
($ in millions)

	City / Submarket	Type	Month of Disposition	No. of Buildings	Rentable Square Feet	Sales Price
Property
1st Quarter:
NONE

2nd Quarter:
NONE

3rd Quarter:
10350 Barnes Canyon and 10120 Pacific Heights	Sorrento Mesa	Office	September	2	90,558	$23.9
San Diego, CA

TOTAL				2	90,558	$23.9

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

In-Process Redevelopment Projects
($ in millions)

		Estimated Construction Period
Redevelopment Project	Location	Start Date	Compl. Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment	Total Costs as of 9/30/2011 (3)	% Committed (4)

UNDER CONSTRUCTION:
2260 E. Imperial Highway	El Segundo	3Q 2010	3Q 2012	3Q 2012	299,000	$9.1	$49.2	$58.3	$22.4	100%
3880 Kilroy Airport Way (5)	Long Beach	3Q 2011	2Q 2012	2Q 2013	98,000	6.3	13.0	19.3	7.4	50%
5010 Wateridge Vista Drive (6)	Sorrento Mesa	3Q 2011	3Q 2012	3Q 2012	111,000	22.2	16.6	38.8	23.6	100%

					508,000	$37.6	$78.8	$116.4	$53.4	90%

(1)	Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(3)	Represents cash paid and costs incurred as of September 30, 2011. Includes existing investment at the commencement of redevelopment.

(4)	Percentage Committed includes executed leases and signed letters of intent, calculated on a square footage basis.
(5) The redevelopment will occur in two phases and the existing tenant will occupy approximately 50% during both redevelopment phases. Capitalized carry costs will be prorated based on occupancy during redevelopment.
(6) The existing investment for this redevelopment project includes the cost basis of one of the Company's undeveloped land parcels, Sorrento Gateway Lot 7.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Future Development Pipeline and Other Land Holdings
($ in millions)

Future Development Pipeline			Gross Site	Estimated Rentable	Total Costs as of
Project	Location	Type	Acreage	Square Feet	9/30/2011 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.2
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
One Paseo (2)	Del Mar	Office	23.0	500,000	119.7
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	77.4
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
SUBTOTAL			109.1	1,958,000 - 2,638,000	$264.9

GREATER SEATTLE, WASHINGTON
Plaza at Yarrow Bay - Building 5	Kirkland	Office	1.1	74,000	$2.6

TOTAL FUTURE DEVELOPMENT PIPELINE			110.2	2,032,000 - 2,712,000	$267.5

Other Land Holdings			Gross Site	Estimated Rentable	Total Costs as of
Project	Location	Type	Acreage	Square Feet	9/30/2011 (1)
IRVINE, CALIFORNIA
17150 Von Karman (3)	Irvine	N/A	8.5	N/A	$6.9

(1)	Represents cash paid and costs incurred as of September 30, 2011.

(2)
Estimated rentable square feet reflects existing office entitlements. The Company is currently pursuing mixed-use entitlements for this project which, if successfully obtained, would increase the estimated rentable square feet.

(3)
During the third quarter of 2011, the Company began demolition of the industrial building at this site to prepare for the possible sale of the land since the Company successfully obtained entitlements to reposition this site for residential use. The Company's ultimate decision to sell this site and the timing of any potential future sale will depend upon market conditions and other factors.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Capital Structure
As of September 30, 2011
($ in thousands)

	Shares/Units As of September 30, 2011	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Unsecured Line of Credit		$—	0.0%
Unsecured Exchangeable Senior Notes due 2012 (1)		148,000	3.8%
Unsecured Exchangeable Senior Notes due 2014 (1)		172,500	4.5%
Unsecured Senior Notes due 2014		83,000	2.1%
Unsecured Senior Notes due 2015 (1)		325,000	8.4%
Unsecured Senior Notes due 2018 (1)		325,000	8.4%
Unsecured Senior Notes due 2020 (1)		250,000	6.5%
Secured Debt (1)		473,400	12.3%
Total Debt		$1,776,900	46.0%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred units (2)	1,500,000	$75,000	1.9%
7.800% Series E Cumulative Redeemable Preferred stock (3)	1,610,000	40,250	1.0%
7.500% Series F Cumulative Redeemable Preferred stock (3)	3,450,000	86,250	2.2%
Common units outstanding (4)	1,718,131	53,778	1.4%
Common shares outstanding (4)	58,464,412	1,829,936	47.5%
Total Equity and Noncontrolling Interests		$2,085,214	54.0%
TOTAL MARKET CAPITALIZATION		$3,862,114	100.0%

(1)Represents gross aggregate principal amount due at maturity before the effect of the unamortized discounts and premiums as of September 30, 2011.
(2)Value based on $50.00 per unit liquidation preference.
(3)Value based on $25.00 per share liquidation preference.
(4)Value based on closing share price of $31.30 as of September 30, 2011.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Debt Analysis
As of September 30, 2011
($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	73.4%	5.1%	5.0
Secured Debt	26.6%	5.4%	3.3
Floating vs. Fixed-Rate Debt:
Floating-Rate Debt (2)	—%	—	—
Fixed-Rate Debt (1)	100.0%	5.2%	4.6

Total (Stated Rate) (1)		5.2%	4.6

GAAP Effective Rate (3)		5.6%

Total GAAP Effective Rate Including Debt Issuance Costs		6.0%

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNTS
Quarter-to-Date	Year-to-Date
$2.4	$6.4

(1)	Excludes the impact of the amortization of any debt discounts/premiums.

(2)
Floating rate debt is calculated at an annual rate of LIBOR plus 1.75% at September 30, 2011. No interest rate is presented since the Company's only floating rate debt is the Unsecured Line of Credit and there were no borrowings outstanding under the Unsecured Line of Credit at September 30, 2011.

(3)    Includes the impact of the amortization of any debt discounts/premiums, excluding debt issuance costs.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Debt Analysis
As of September 30, 2011
($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Stated Rate	GAAP Effective Rate (1)	Maturity Date	Remaining 2011	2012	2013	2014	2015	After 2015	Total (2)
Unsecured Debt:
Fixed	3.25%	5.45%	4/15/2012		$148,000					$148,000
Fixed	4.25%	7.13%	11/15/2014				172,500			172,500
Fixed	6.45%	6.45%	8/4/2014				83,000			83,000
Fixed	5.00%	5.01%	11/3/2015					325,000		325,000
Fixed	4.80%	4.83%	7/15/2018						325,000	325,000
Fixed	6.63%	6.74%	6/1/2020						250,000	250,000

				—	148,000	—	255,500	325,000	575,000	1,303,500

Secured Debt:
Fixed	6.70%	6.70%	12/27/2011	68,825						68,825
Fixed	5.10%	6.13%	4/1/2012		52,000					52,000
Fixed	5.57%	5.57%	8/1/2012	390	71,517					71,907
Fixed	4.95%	4.95%	8/1/2012	175	29,754					29,929
Fixed	4.94%	4.00%	4/15/2015	246	1,011	1,062	1,116	26,205		29,640
Fixed	6.51%	6.51%	2/1/2017	215	892	952	1,016	1,084	65,563	69,722
Fixed	7.15%	7.15%	5/1/2017	498	2,084	2,238	2,404	2,581	3,988	13,793
Fixed	4.27%	4.27%	2/1/2018			2,075	2,358	2,461	128,106	135,000
Fixed	Various	Various	Various	22	45	46	49	51	2,371	2,584	(3)

				70,371	157,303	6,373	6,943	32,382	200,028	473,400

Total	5.15%	5.64%		$70,371	$305,303	$6,373	$262,443	$357,382	$775,028	$1,776,900

(1)	The rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

(2)
Amounts presented reflect the gross principal balances before the effect of any unamortized discounts/premiums. As of September 30, 2011, the aggregate net unamortized discounts totaled approximately $17.3 million.

(3) Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on
September 1, 2012 through September 1, 2038, with interest rates ranging from 4.60% to 6.20%.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Debt Covenants
As of September 30, 2011
($ in millions)

KEY DEBT COVENANTS
Credit Facility (as defined per Credit Agreement):	Covenant	Actual Performance as of September 30, 2011
Total debt to total asset value	less than 60%	39%
Fixed charge coverage ratio	greater than 1.5x	2.3x
Unsecured debt ratio	greater than 1.67x	2.34x
Unencumbered asset pool debt service coverage	greater than 2.0x	3.5x

Unsecured Senior Notes due 2015, 2018 and 2020 (as defined per Indentures):
Total debt to total asset value	less than 60%	45%
Interest coverage	greater than 1.5x	2.8x
Secured debt to total asset value	less than 40%	12%
Unencumbered asset pool value to unsecured debt	greater than 150%	234%

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management's statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company's earnings release on November 2, 2011 and the reasons why management believes that these measures provide useful information to investors about the Company's financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company's operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company's results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company's financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company's financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company's results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company's operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company's Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company's financial performance since it does not reflect the operations of the Company's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company's results from operations.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, gain/loss on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company's operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company's operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company's financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company's operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company's results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company's EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company's operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company's activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company's FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company's performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company's operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, which are significant economic costs and could materially impact the Company's results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company's liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, adjustment to GAAP gain/loss on early extinguishment of debt, amortization of above (below) market rents for acquisition properties and contractual cash rents received in advance of revenue recognition, then subtracting recurring tenant improvements, leasing commissions and capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition. FAD provides an additional perspective on the Company's ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company's financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company's FAD may not be comparable to other REITs.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

 Reconciliation of Same Store Net Operating Income to Net Income (Loss) Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Same Store Cash Net Operating Income	$44,410	$44,578	$133,343	$128,601
Adjustments:
GAAP Operating Revenues Adjustments, net	5,753	3,338	16,738	13,453
GAAP Operating Expenses Adjustments, net	5	857	(141)	843

Same Store GAAP Net Operating Income	50,168	48,773	149,940	142,897
Non-Same Store GAAP Net Operating Income	18,950	7,640	45,661	12,477

Net Operating Income excluding discontinued operations	69,118	56,413	195,601	155,374
Net Operating Income from discontinued operations	407	453	1,350	1,320

Net Operating Income, as defined(1)	69,525	56,866	196,951	156,694

Adjustments:
General and administrative expenses	(6,355)	(7,273)	(20,355)	(21,096)
Acquisition-related expenses	(1,163)	(354)	(2,829)	(1,624)
Depreciation and amortization (including discontinued operations)	(36,251)	(30,054)	(97,810)	(74,714)
Interest income and other net investment gains	30	337	272	703
Interest expense	(24,051)	(15,853)	(66,155)	(40,897)
Loss on early extinguishment of debt	—	—	—	(4,564)
Net gain on dispositions of discontinued operations	12,555	—	12,555	—

Net Income	14,290	3,669	22,629	14,502
Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(296)	4	(320)	(128)
Preferred distributions and dividends	(3,799)	(3,799)	(11,397)	(11,397)

Net Income (Loss) Available to Common Stockholders	$10,195	$(126)	$10,912	$2,977

(1)	Please refer to page 31 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Reconciliation of EBITDA to Net Income (Loss) Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended September 30,
	2011	2010
Net Income (Loss) Available to Common Stockholders	$10,195	$(126)
Interest expense	24,051	15,853
Depreciation and amortization (including discontinued operations)	36,251	30,054
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	296	(4)
Net gain on dispositions of discontinued operations	(12,555)	—
Preferred distributions and dividends	3,799	3,799

EBITDA (1)	$62,037	$49,576

(1)	Please refer to page 32 for a Management Statement on EBITDA.

Kilroy Realty Corporation
Third Quarter 2011 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities
(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Funds Available for Distribution (1)	$18,854	$14,760	$56,745	$39,246
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	9,755	15,077	28,888	40,995
Depreciation for furniture, fixtures and equipment	309	234	839	665
Preferred distributions and dividends	3,799	3,799	11,397	11,397
Provision for uncollectible tenant recievables	274	(127)	420	(113)
Changes in operating assets and liabilities and other adjustments, net (2)	24,609	3,797	15,776	2,738

GAAP Net Cash Provided by Operating Activities	$57,600	$37,540	$114,065	$94,928

(1)	Please refer to page 32 for a Management Statement on Funds Available for Distribution.

(2)
Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; other deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.